     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 24, 2001


                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12


                            BKF CAPITAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                            BFK CAPITAL GROUP, INC.
                             ONE ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10020
                                 (212) 332-8400


                                                                  April 24, 2001


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of BKF Capital Group, Inc. (the "Company") at the Waldorf-Astoria Hotel, 301 Park Avenue, New York, New York on Thursday, May 24, 2001, at 8:30 a.m., local time.

     At the meeting you will be asked to consider and vote on the election of three (3) directors, an amendment to the Company's Restated Certificate of Incorporation, an amendment to the Company's 1998 Incentive Compensation Plan and the ratification of Ernst & Young LLP as the Company's independent auditors.

     The board of directors has unanimously approved these proposals and recommends that you vote FOR each of them.

     A copy of the Company's Annual Report for the fiscal year ended December 31, 2000 is also enclosed.

     The formal notice of Annual Meeting and the Proxy Statement follow. It is important that your shares be represented and voted, regardless of the size of your holdings. Accordingly, whether or not you plan to attend the meeting in person, please complete, sign, date and return the enclosed proxy card promptly so that your shares will be represented. The proxy card is revocable and will not affect your right to vote in person if you attend the meeting.

                                          Very truly yours,

                                          /s/ JOHN A. LEVIN


                                          John A. Levin

                                          President,
                                          Chief Executive Officer and Chairman

                            BKF CAPITAL GROUP, INC.


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 24, 2001

To Our Stockholders:

     The annual meeting of stockholders (the "Annual Meeting") of BKF Capital Group, Inc., a Delaware Corporation (the "Company"), will be held at the Waldorf-Astoria Hotel, 301 Park Avenue, New York, New York, on Thursday, May 24, 2001, at 8:30 a.m., local time, for the following purposes:

     1. to elect three (3) directors to hold office as specified in the accompanying Proxy Statement;

     2. to amend the Company's Restated Certificate of Incorporation to reduce the authorized shares of common stock of the Company from 60 million to 15 million shares;

     3. to amend and restate the Company's 1998 Incentive Compensation Plan;

     4. to ratify the appointment of Ernst & Young LLP as independent auditors for the Company; and

     5. to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     Stockholders of record at the close of business on April 16, 2001, the record date, are entitled to vote at the Annual Meeting.

                                          By Order of the Board of Directors

                                          /s/ NORRIS NISSIM


                                          Norris Nissim

                                          Secretary

New York, NY

April 24, 2001


     YOUR VOTE IS IMPORTANT! WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE ANNUAL MEETING.

                                PROXY STATEMENT


     The board of directors of the Company is soliciting proxies from stockholders for use at the Annual Meeting that will be held on May 24, 2001 and at any adjournment or adjournments of that meeting. The Company began mailing these proxy materials to stockholders on or about April 24, 2001.


     THIS PROXY STATEMENT DESCRIBES EACH OF THE MATTERS ON WHICH THE BOARD OF DIRECTORS IS ASKING STOCKHOLDERS TO VOTE. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF THESE PROPOSALS.


ITEM 1.  ELECTION OF DIRECTORS


     The board of directors is asking you to elect three directors at the meeting. The board of directors has nominated the following persons to serve as directors for terms expiring at the annual meeting of stockholders in 2004:
Anson M. Beard, Jr., Peter J. Solomon and Dean J. Takahashi. Each currently is a director of the Company.

     If any nominee should be unable to serve, the persons named as proxies shall vote for such other person as shall be determined by such persons in accordance with their judgment.

     Information concerning the nominees and the directors who are continuing in office appears below.

                        DIRECTORS NOMINATED FOR ELECTION


                                                          EXPIRATION   EXPIRATION
 NAME, AGE, AND PRINCIPAL OCCUPATION   DIRECTOR           OF CURRENT    OF TERM
     DURING THE LAST FIVE YEARS         SINCE     CLASS      TERM      IF ELECTED        OTHER BUSINESS AFFILIATION(S)
 -----------------------------------   --------   -----   ----------   ----------        -----------------------------
Anson M. Beard, Jr. -- age 64            2000      II        2001         2004
  Retired; former investment banker.
Peter J. Solomon -- age 62               2000      II        2001         2004       Director of Monro Muffler Brake, Inc.
  Chairman of Peter J. Solomon                                                       (automotive repair services), Office
  Company Limited and Peter J.                                                       Depot, Inc. (supplier of office
  Solomon Securities Co., Ltd.                                                       products) and Phillips-Van Heusen
  (investment banking) since 1995.                                                   Corporation (apparel and footwear
                                                                                     marketer/manufacturer)
Dean J. Takahashi -- age 43              1997      II        2001         2004
  Senior Director of Investments,
  Yale University, since 1996.


REQUIRED VOTE

     Stockholders are entitled to one vote per share in the election of directors (called straight voting), with no right of cumulation. A plurality vote of the shares cast at the meeting is required to elect directors, assuming a quorum is present.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE THREE (3) NOMINEES NAMED ABOVE.

                         DIRECTORS CONTINUING IN OFFICE


                                                                EXPIRATION
    NAME, AGE, AND PRINCIPAL OCCUPATION      DIRECTOR           OF CURRENT
        DURING THE LAST FIVE YEARS            SINCE     CLASS      TERM             OTHER BUSINESS AFFILIATION(S)
    -----------------------------------      --------   -----   ----------          -----------------------------
J. Barton Goodwin -- age 54                    1987     III        2002      Director of Factual Data Corp. (mortgage
  Managing director of BCI Partners, Inc.                                    servicing company)
  (private capital investment group),
  general partner of Bridge Associates II
  and Teaneck Associates and member of
  Glenpointe Associates, LLC, Glenpointe V,
  LLC and BCI Investors, LLC since 1986.
David D. Grumhaus -- age 64                    1988       I        2003      Director of Niche Software Systems, Inc.
  President of Casey Travel Corporation                                      (computer software company)
  (travel agency) since 1991.

                                                                EXPIRATION
    NAME, AGE, AND PRINCIPAL OCCUPATION      DIRECTOR           OF CURRENT
        DURING THE LAST FIVE YEARS            SINCE     CLASS      TERM             OTHER BUSINESS AFFILIATION(S)
    -----------------------------------      --------   -----   ----------          -----------------------------
John A. Levin -- age 62                        1996     III        2002      Director of Morgan Stanley group of
  Chairman since February 2000, Chief                                        investment funds (13 funds)
  Executive Officer and President of the
  Company and Chairman and Chief Executive
  Officer of Levin Management Co., Inc and
  John A. Levin & Co., Inc. since June
  1996; prior thereto, President and
  Securities Analyst/Portfolio Manager of
  the predecessor to John A. Levin & Co.,
  Inc. since 1982.
Burton G. Malkiel -- age 68                    1982     III        2002      Director of Prudential Insurance Co. of
  Professor of Economics, Princeton                                          America and Vanguard group of investment
  University since 1964.                                                     funds (12 funds)
James S. Tisch -- age 48                       2000       I        2003      Director of CNA Financial Corp. (holding
  President since October 1994 and Chief                                     company whose subsidiaries consist of
  Executive Officer since January 1999 of                                    insurance companies) and Vail Resorts, Inc.
  Loews Corporation (holding company whose                                   (resort operator)
  subsidiaries are engaged in insurance,
  cigarette manufacturing, hotel
  operations, offshore oil and gas
  operations and distribution of watches
  and clocks) and Chief Executive Officer
  of Diamond Offshore Drilling, Inc.
  (offshore oil and gas company) since
  March 1998; prior thereto, Chief
  Operating Officer of Loews Corporation
  since 1994.


MEETINGS OF THE BOARD OF DIRECTORS AND CERTAIN COMMITTEES OF THE BOARD OF DIRECTORS


     During 2000, the board of directors conducted four meetings including scheduled and special meetings. Each director attended at least 75% of the meetings of the board of directors and committees of which he served during 2000.


     The Company has standing audit, compensation and nominating committees, whose current functions and members are described below. It is anticipated that at its first meeting following the Annual Meeting, the board of directors will designate the directors who currently serve on these committees to serve on each of these committees until the next annual meeting of stockholders.

AUDIT COMMITTEE

     The audit committee is composed of David D. Grumhaus, J. Barton Goodwin and Burton G. Malkiel. This committee makes recommendations regarding the selection of independent auditors and meets with representatives of the Company's independent auditors to determine the scope, and review the results, of each audit. The audit committee had five meetings during 2000. Each of the members of the audit committee is independent as defined by The New York Stock Exchange's listing standards.

COMPENSATION COMMITTEE


     The compensation committee is composed of Anson M. Beard, Jr., David D. Grumhaus and Burton G. Malkiel. Through February 2000, William H. Springer and Frederick S. Addy, former directors of the company, were members of the compensation committee. Messrs. Beard, Grumhaus and Malkiel became members of the compensation committee in February 2000. The compensation committee makes recommendations regarding compensation policies. The compensation committee also administers the Company's 1998 Incentive Compensation Plan. The compensation committee had eight meetings in 2000.


NOMINATING COMMITTEE

     The nominating committee is composed of J. Barton Goodwin, Peter J. Solomon, James S. Tisch and John A. Levin. The nominating committee makes recommendations to the board of directors regarding the selection of candidates to be nominated for election of the board of directors. The nominating committee does not consider nominees recommended by stockholders. The nominating committee had one meeting during 2000.


ITEM 2.  AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION



     On January 7, 2000, as part of the Plan For Distribution of Assets pursuant to which the Company distributed or liquidated substantially all of its assets, with the exception of Levin Management Co., Inc. ("Levin Management") and its subsidiaries (collectively, "Levco"), and changed the nature of its business so that it ceased to operate as an investment company, the Company effected a one-for-six reverse stock split, reducing the number of its shares outstanding as of January 7, 2000 to 6,504,852. As of March 31, 2001, the number of shares outstanding of the Company was 6,518,665. The Restated Certificate of Incorporation of the Company currently authorizes the issuance of 60,000,000 shares of common stock. The annual franchise tax paid to the State of Delaware on the basis of the number of authorized shares was $150,000 in 2000. In light of the reverse stock split and the franchise tax that must be paid on the authorized shares, the board of directors recommends that the authorized shares should be reduced to 15,000,000, which would result in a Delaware franchise tax savings of approximately $88,000.


     The board of directors of the Company has unanimously adopted and approved, and recommends that the Company's stockholders adopt and approve, the following amendment (the "Amendment") to Article FOURTH of the Company's Restated Certificate of Incorporation, as amended, which would change the number of authorized shares to 15,000,000:

          The Restated Certificate of Incorporation of the Company is hereby amended by changing Article FOURTH thereof so that, as amended, Article FOURTH of the Certificate of Incorporation of the Company shall read in its entirety as follows:

          "FOURTH: The total number of shares of all stock which the corporation shall have authority to issue is 15,000,000 shares of common stock, $1 par value per share."

     The proposed Certificate of Amendment to the Restated Certificate of Incorporation of the Company is attached hereto as Exhibit A.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote on this matter is necessary to approve the proposed Amendment. Unless otherwise instructed, properly executed proxies which are returned in a timely manner will be voted in favor of adoption of the proposed Amendment.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE PROPOSED AMENDMENT.


ITEM 3.  AMENDMENT OF 1998 INCENTIVE COMPENSATION PLAN


     In December 1998, the Company's stockholders approved the Baker, Fentress & Company 1998 Incentive Compensation Plan (the "ICP"). Among other things, the ICP allows the Company to:

     - Advance the interests of the Company and its shareholders by providing incentives to attract, retain, motivate and reward employees and non-employee directors of the Company and its subsidiaries;

     - Create long-term shareholder value by linking the participants' compensation to the Company's performance with stock-based and cash-based incentives; and

     - Recognize individual contributions and reward achievement of Company goals.

     Certain amendments to the ICP were approved by stockholders in April 2000 to eliminate provisions in the ICP that had been required prior to the Company's deregistration as an investment company. As the Company's name has been changed and the number of shares previously available for issuance have now largely been granted, the following proposed amendments were adopted by the board of directors in March, 2001:

     - Change the formal name of the ICP from "Baker, Fentress & Company 1998 Incentive Compensation Plan (as amended and restated)" to "BKF Capital Group, Inc. 1998 Incentive Compensation Plan (as amended and restated on March 28, 2001)";

     - Increase the number of shares available for issuance under the ICP from 1,300,000 to 2,600,000, plus the number of shares (not to exceed 700,000) purchased by the Company after March 28, 2001; and

     - Extend the expiration date of the ICP until no shares are available under the ICP, subject to earlier termination by the board of directors.

     A summary of the material features of the ICP (including the proposed amendments) follows. It is subject to, and you should also review, the full text of the ICP, which can be found at Exhibit B. Please read the full text of the ICP before you decide how to vote.

     ELIGIBLE PARTICIPANTS. Employees and non-employee directors of the Company or its subsidiaries are eligible for awards under the ICP. Any person who is offered employment will also be eligible but cannot receive any benefit under his or her award until after beginning employment with the Company or a subsidiary. Currently, approximately 100 employees and seven non-employee directors are eligible for awards.


     OVERALL LIMITS. Upon approval by the Company's stockholders, the ICP will authorize the Company to issue an additional 1,300,000 shares, for a total of 2,600,000 shares, of Company common stock (about 39.9% of the Company's currently outstanding common stock), plus 10% of the number of shares of common stock issued or delivered by the Company during the term of the ICP (excluding any issuance or delivery in connection with awards under the ICP), plus the number of shares of common stock (not to exceed 700,000) purchased by the Company after March 28, 2001. Shares covered by awards granted under the ICP that wholly or in part are not earned, or that expire or are forfeited, terminated, cancelled, settled in cash, payable solely in cash or exchanged for other awards, do not count toward the overall limit. As of the record date of the Annual Meeting, the Company had 1,099,982 shares reserved for outstanding awards under the ICP, and 186,205 shares remained available for future awards under the ICP. Shares may be issued from treasury or other currently authorized but unissued shares. The closing price of the Company's common stock on the record date of the Annual Meeting was $21.90 per share.


     SPECIAL LIMITS. The Company may not grant incentive stock options for more than 1,000,000 shares. If an incentive stock option expires or is terminated, the unissued shares will be available for other incentive stock options. The Company may grant incentive stock options only to individuals who at the time of grant are employees of the Company or a subsidiary. In each fiscal year, no individual may receive stock options, stock appreciation rights, restricted stock, deferred stock, or any other type of award relating to, in each case, more than 1,000,000 shares of common stock, subject to adjustment. The ICP also limits the maximum dollar amount of cash awards that a participant may earn in a single year to $20,000,000.


     ADJUSTMENTS. The Committee (as defined below) may adjust (1) the number and kind of shares of stock which may be delivered in connection with awards granted and outstanding awards, (2) the number and kind of shares of stock by which annual per-person award limitations are measured, and (3) the exercise price, grant price or purchase price relating to any award and/or make provision for payment of cash or other property in respect of any outstanding award in the event of a dividend, recapitalization, stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events.


     PLAN ADMINISTRATION. A committee (the "Committee") selected by the board of directors will administer the ICP. The Committee will consist of two or more directors who are "non-employee directors" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and "outside directors" within the meaning of Internal Revenue Code Section 162(m) ("Code Sec-tion 162(m)"), unless administration of the ICP by "outside directors" is not then required in order to qualify for tax deductibility under Code Section 162(m). For convenience, anyone who administers the ICP is referred to as the "Committee". In general, the Committee has full and final authority to select participants, determine the type, terms and conditions of awards, and adopt rules, regulations and guidelines for the proper administration of the ICP. The Committee may delegate certain of its duties, power and authority to the Company's officers or managers. The board of directors will perform the functions of the Committee for purposes of interpreting or otherwise administering grants to non-employee directors.

     FORM OF AWARDS -- GENERALLY. Awards made pursuant to the ICP may take a number of forms, including non-qualified and incentive stock options ("Options"), stock appreciation rights ("SARs") (including freestanding and tandem stock appreciation rights), restricted stock ("Restricted Stock"), deferred stock ("Deferred Stock"), bonus stock ("Bonus Stock"), dividend equivalents ("Dividend Equivalents"), annual incentive awards ("Annual Incentive Awards"), long-term performance awards ("Performance Awards"), or any combination of the above.

     STOCK OPTIONS. Options include both incentive stock options (called "ISOs"), which may result in favorable tax treatment to the participant, and non-qualified stock options. The terms of any ISOs that are granted to any participant will comply with the provisions of Internal Revenue Code Section
422. The Committee will determine exercise prices for Options, but these may not be less than the fair market value of the Company's common stock on the grant date. The Committee may adjust the price of an Option to reflect certain corporate actions or, if the Option is granted in lieu of cash compensation, discount the exercise price by the amount of cash compensation the participant gives up in order to receive the Option. Options will have a maximum term of ten years.

     STOCK APPRECIATION RIGHTS. A SAR entitles the participant to receive payment of the amount of appreciation, if any, in the market value of his or her shares on the exercise date over the grant price, or in the case of a tandem SAR granted in tandem with an Option, the exercise price of the related Option. The Committee will determine whether or not an SAR is granted as a tandem award (which is an award that is combined with another award, usually to provide an alternative form of compensation of comparable economic value) and any other terms and conditions of any SAR.

     RESTRICTED STOCK. Restricted Stock is a grant of shares that is subject to a risk of forfeiture, transferability restrictions and/or other restrictions as determined by the Committee. Upon termination of employment or service, Restricted Stock that is subject to restriction will be forfeited (subject to the Committee's discretion to make exceptions on a case by case basis). Restricted Stock generally entitles the recipient to all the rights of a stockholder, including the right to vote and receive dividends, unless the participant is limited by the terms of the ICP or any award agreement relating to the Restricted Stock. During the period of restriction, the participant generally may not sell, transfer, pledge, hypothecate, margin or otherwise encumber the Restricted Stock.

     DEFERRED STOCK. A grant of "Deferred Stock" is the right to receive the Company's common stock, cash, or a combination of stock or cash at the end of a time period specified by the Committee. At the end of the deferral period or, if permitted by the Committee, at the time elected by the participant, the Company will deliver the Company's common stock (or cash having an equal value, or a combination of cash and stock) to the participant. Except as the Committee otherwise determines, if a participant's employment is terminated during the applicable deferral period, the participant will forfeit all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of a participant).

     BONUS STOCK. The ICP authorizes the Committee to grant Company stock as a bonus, or to grant such stock or other award in lieu of obligations to pay cash or deliver other property under the ICP or other plans or compensatory arrangements.

     DIVIDEND EQUIVALENTS. Under the ICP, the Committee may grant Dividend Equivalents to a participant, which entitle a participant to receive cash, Company stock or other awards equal in value to dividends paid for a specified number of shares of Company stock or other periodic payments.

     ANNUAL INCENTIVE AWARDS AND PERFORMANCE AWARDS. The ICP permits the Committee to make Annual Incentive Awards and Performance Awards. The Company may pay these awards in cash, other awards or Company stock. The grant, exercise and/or settlement of such award will be contingent upon the achievement of pre-established performance goals, unless the Committee determines that a Performance Award or Annual Incentive Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m). In this way, the Committee intends to qualify such awards to avoid the limitation on tax deductibility under Code Section 162(m). The Committee will establish a targeted level or levels of performance measured by certain general business criteria. The Committee will measure whether a participant has achieved a performance goal over a performance period of one year or less for an Annual Incentive Award, or up to ten years for a Performance Award. The Committee may reduce the amount paid to a participant in connection with an Annual Incentive Award or Performance Award, but may not increase the amount unless the Committee determines at the time of grant that the award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m).

     EXERCISABILITY. Unless the Committee provides otherwise, an Option, SAR or grant of Restricted Stock or Deferred Stock will become exercisable or settleable in three equal installments after each of the first, second and third anniversaries of the date of grant based on the participant's continued employment with the Company or any of its subsidiaries. Unless the Committee provides otherwise, an Option or SAR will have a maximum term of ten years after the date of grant and will expire 30 days after the participant's termination of employment with the Company; however, if such termination occurs by reason of the participant's death, retirement or disability, the Option or SAR will be immediately exercisable and may be exercised by the participant within one year following termination. Subject to the terms of the ICP and any applicable agreement, payments upon the exercise of an Option or other award may be made in such forms as the Committee determines, including, without limitation, cash, shares or other awards. The settlement of any award may be accelerated, and cash paid in lieu of stock in connection with such settlement, in the discretion of the Committee or upon the occurrence of one or more specified events.

     LOANS. With the consent of the Committee, the Company or any subsidiary may lend money to a participant (or arrange or guarantee a loan to a participant) to give the participant the cash needed to exercise any Option, purchase Company stock or make any other payment in connection with any award, including the payment of taxes due in connection with any award. The Committee shall have the discretion to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged, the terms on which the loan is to be repaid and the conditions, if any, under which the loan may be forgiven.

     CHANGE IN CONTROL. If a Change in Control (as defined in the ICP) of the Company occurs, all outstanding awards will immediately vest and become fully exercisable, and any deferral of settlement, forfeiture conditions and/or other restrictions will lapse and such awards shall be fully payable as of the effective date of the Change in Control (unless waived or deferred at the participant's option). Unless a participant's employment is terminated for cause following a Change in Control, awards carrying a right to exercise will remain exercisable for the balance of the stated term of such award. In addition, performance goals and conditions will be deemed to have been met with respect to Annual Incentive Awards and Performance Awards if the award agreements governing such awards provide for such treatment.


     TERMINATION AND AMENDMENT OF THE ICP. Unless earlier terminated by the board of directors, the ICP will remain in effect until such time as no shares remain available for delivery under the ICP and the Company has no further rights or obligations under the ICP. The board of directors may amend, alter, suspend, discontinue or terminate the ICP or the Committee's authority to grant awards under the ICP without stockholder approval, except that any amendment or alteration to the ICP shall be subject to stockholder approval at the annual meeting next following such board action if stockholder approval is required by any state or federal law or regulation or the rules of any stock exchange on which the Company's stock is listed or quoted. The Committee may waive any conditions or rights, or amend, alter, suspend or discontinue any award granted; provided that no action may materially and adversely affect the rights of participants under any granted and outstanding awards without the consent of the affected participant.

     FEDERAL INCOME TAX SUMMARY. The following is a summary of the general, current federal income tax consequences of awards under the ICP. It is not intended to be a comprehensive description of all possible tax consequences related to awards under the ICP.

     The grant of an Option or SAR will trigger no federal income tax for a participant or a deduction for the Company. Nor will the participant have taxable income upon exercising an ISO, although the alternative minimum tax may apply. Upon the exercise of an Option that is not an ISO, the difference between the exercise price and the fair market value of the Option shares is taxable to the participant as ordinary income on the exercise date. On the exercise of a SAR, the cash or the fair market value of the shares received will also be taxable as ordinary income.


     If a participant disposes of ISO shares before the end of applicable ISO holding periods, he or she will be taxed on ordinary income equal to the lesser of (1) the fair market value of the shares at exercise minus the exercise price, or (2) the amount realized upon the disposition minus the exercise price. The applicable ISO holding period for the shareholder to receive long-term capital gain treatment from the sale of stock received from the exercise of an ISO is the longer of two years from the date of ISO grant or one year from the date of ISO exercise. Otherwise, a disposition of shares acquired by exercising an Option or SAR that does not meet the aforementioned ISO holding period will result in short-term capital gain or loss equal to the sale price minus the participant's tax basis in such shares. The tax basis is the exercise price paid plus any amount previously taxed as ordinary income upon exercise of the award.


     The Company is normally entitled to a tax deduction equal to the amount taxed as ordinary income to the participant. The Company will not be entitled to a tax deduction for amounts taxed as capital gain to the participant. Therefore, the Company will not be entitled to a tax deduction if a participant exercises an ISO and holds the shares received for the ISO holding period.


     In the case of awards other than Options and SARs, the participant generally will be taxed on ordinary income equal to the fair market value of shares, cash or other property received. This tax will accrue at the time of receipt, except in the case of an award that is non-transferable and subject to a risk of forfeiture. In that case, the tax may not accrue until the lapse of at least one of these restrictions, although the participant may elect to be taxed at the time of grant. Subject to an exception discussed below under "Compliance with Code Section 162(m)", the Company will be entitled to a tax deduction in an amount equal to the ordinary income taxed to the participant.


     COMPLIANCE WITH CODE SECTION 162(M). The Committee intends that some awards under the ICP should qualify as performance-based, as defined in Code
Section 162(m). Code Section 162(m) imposes a cap of $1 million on the amount of tax deductions the Company may take for compensation to a particular executive in a single year, but qualifying performance-based compensation remains fully deductible regardless of its amount. Under the ICP, awards to employees whom the Committee expects to be named executives, which are conditioned upon achievement of performance goals, are intended to qualify as performance-based compensation.

     By approving the amendments to the ICP, stockholders will also be approving the eligibility of executive officers and others to participate, the per-person limitations and general business criteria on which performance objectives for performance-based awards may be based. The ICP imposes per-person limitations so that a participant may not receive awards intended to qualify as performance-based in excess of his or her annual limit. For each type of award, a participant's annual limit is 1,000,000 shares in any fiscal year. In addition, the maximum cash award that may be earned under the ICP in any fiscal year is $20,000,000. The annual limit has been set above the Committee's present anticipated award levels because Code Section 162(m) permits only downward discretionary adjustments.

     In establishing goals for a performance-based award to an executive who is subject to Code Section 162(m), the Committee will establish a targeted level or levels of performance measured by one or more of the following business criteria: (1) earnings per share; (2) revenues; increase in revenues; the excess of all or a portion of revenues over operating expenses (excluding expenses determined by the Committee at the time performance goals are established); (3) cash flow; (4) cash flow return on investment; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) operating margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation, amortization and/or incentive compensation; pretax operating earnings; operating earnings; (9) total shareholder return; (10) performance of managed fund(s); (11) market share; (12) assets under management; (13) reduction in costs; (14) increase in the fair market value of Company stock; and (15) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Russell 1000 Value Index, the Standard & Poor's 500 Stock Index, the Standard & Poor's Financial Index, the SNL Investment Adviser Index or a group of comparator companies.

     A number of other requirements must be met in order for particular compensation to qualify as performance-based under Code Section 162(m). There can be no assurance that compensation resulting from awards under the ICP intended to qualify under Code Section 162(m) will in fact be fully deductible under all circumstances. The Committee's policy is to preserve corporate tax deductions attributable to the compensation of executives while maintaining the flexibility to approve, when appropriate, compensation arrangements which it deems to be in the best interests of the Company and its stockholders, but which may not always qualify for full tax deductibility.

     Because of the discretionary nature of the ICP, the benefits and amounts to be received under the plan, as amended, are not determinable.

REQUIRED VOTE


     Under the Company's by-laws, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting will be required to approve the amendments to the ICP. In addition, the New York Stock Exchange rules require the affirmative vote of a majority of all of the votes cast on this proposal and further require that the total number of votes cast on this proposal represent more than 50% of all the shares entitled to vote on the proposal. Unless otherwise instructed, properly executed proxies which are returned in a timely manner will be voted in favor of the adoption of the amendments.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENTS TO THE ICP.


ITEM 4.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS


     The Company's board of directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending December 31, 2001. Ernst & Young LLP has served the Company in this capacity since 1987 and has no direct or indirect financial interest in the Company except as independent auditors. The Company is asking stockholders to ratify the selection of Ernst & Young LLP as independent auditors of the Company. A representative of Ernst & Young LLP is expected to attend the meeting and will be available to respond to questions raised at the Annual Meeting. The representative from Ernst & Young LLP also will have the opportunity to make a statement if he or she desires to do so.

AUDIT FEES

     Ernst & Young LLP received $186,000 in fees for professional services in connection with the 2000 annual audit, including the audit of the consolidated financial statements, timely quarterly reviews and audits of consolidated subsidiaries.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Ernst & Young LLP did not render any professional services or receive any fees in connection with financial information systems design and implementation.

ALL OTHER FEES


     Ernst & Young received $31,800 from the Company for all other services provided by it in 2000, including audit related services of $25,000 and nonaudit services of $6,800. Audit related services generally include fees for accounting consultations and SEC registration statements. The audit committee of the board of directors believes these additional services were compatible with maintaining the independence of Ernst & Young LLP.

REQUIRED VOTE

     The affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote at the Annual Meeting is necessary to ratify the appointment of Ernst & Young LLP as independent auditors of the Company. Unless otherwise instructed, properly executed proxies which are returned in a timely manner will be voted in favor of the ratification of Ernst & Young LLP.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.

                                 OTHER MATTERS

     As of the date of this proxy statement, the board of directors does not intend to bring any other matters before the Annual Meeting and is not aware of any proposals to be presented to the Annual Meeting by others. If any other matter comes before the Annual Meeting, however, the persons named in the proxy solicited by the board of directors will vote thereon in accordance with their judgment.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The table below sets forth the beneficial ownership as of March 31, 2001 of
(1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's common stock, (2) each director and nominee for director of the Company, (3) each executive officer of the Company whose name appears on the summary compensation table below (the "Named Executive Officers") and (4) all directors, nominees and executive officers of the Company as a group. Except as indicated, each person had sole voting and dispositive powers with respect to such shares.


                                                               NUMBER       PERCENT OF
NAME OF BENEFICIAL OWNER                                      OF SHARES       CLASS
------------------------                                      ---------     ----------
Chilton Investment Company, Inc.
  65 Locust Avenue, 2nd Floor
  New Canaan, CT 06840......................................   384,500(1)       5.9
Mario J. Gabelli
Marc J. Gabelli
  One Corporate Center
  Rye, NY 10580.............................................   453,351(2)       7.0
Newberg Family Trust
  11601 Wilshire Boulevard
  Los Angeles, CA 90025.....................................   357,450(3)       5.5
Royce & Associates, Inc.
Royce Management Company
  1414 Avenue of the Americas
  New York, NY 10019........................................   525,400(4)       8.1
Liberty Wanger Asset Management, L.P.
WAM Acquisition GP, Inc.
  227 West Monroe Street, Suite 3000
  Chicago, Illinois 60606...................................   352,900(5)       5.4
Warren E. Buffett
  1440 Kiewit Plaza
  Omaha, NE 68131...........................................   340,333(6)       5.2
Anson M. Beard, Jr..........................................        --            *
J. Barton Goodwin...........................................   112,947(7)       1.7
David D. Grumhaus...........................................    11,991(8)         *

                                                               NUMBER       PERCENT OF
NAME OF BENEFICIAL OWNER                                      OF SHARES       CLASS
------------------------                                      ---------     ----------
John A. Levin...............................................   634,050(9)       9.7
Burton G. Malkiel...........................................        --            *
Peter J. Solomon............................................     1,000            *
Dean J. Takahashi...........................................       182            *
James S. Tisch..............................................     2,000            *
Gregory T. Rogers...........................................    21,680(10)        *
Glenn A. Aigen..............................................     1,646(11)        *
Norris Nissim...............................................        --            *
Jeffrey A. Kigner...........................................        --            *
Directors and officers as a group (11 persons)..............   785,496         12.0


---------------
  *  Less than 1%

 (1) The information set forth with respect to Chilton Investment Company, Inc. is based solely on the Schedule 13G filed with the Securities and Exchange Commission (the "SEC") on January 19, 2001.

 (2) The information set forth with respect to Mario J. Gabelli and Marc J. Gabelli is based solely on the Schedule 13D filed with SEC on December 29, 2000 by Mario J. Gabelli, Marc J. Gabelli and various entities which either one directly or indirectly controls or for which either acts as chief investment officer. Marc J. Gabelli and Mario J. Gabelli disclaim beneficial ownership of any of the common stock included on the Schedule 13D,

 (3) The information set forth with respect to Newberg Family Trust is based solely on the Schedule 13G filed with the SEC on December 12, 2001.

 (4) The information set forth with respect to Royce & Associates, Inc. and Royce Management Company is based solely on the Schedule 13G filed with the SEC on February 7, 2001 by such entities and Charles M. Royce. Mr. Royce may be deemed to be a controlling person of each of the two entities, which act as investment advisers, and disclaims beneficial ownership of the shares held by such entities. Royce & Associates, Inc. has sole voting and dispositive power with respect to 471,000 shares, and Royce Management Company exercises sole voting and dispositive power with respect to 54,400 shares.

 (5) The information set forth with respect to Liberty Wanger Asset Management, L.P. and WAM Acquisition GP, Inc. is based solely on the Schedule 13G filed by such entities with the SEC on February 14, 2001. Liberty Wanger Asset Management is an investment adviser, and WAM Acquisition GP, Inc. is the general partner of the investment adviser. They share voting and dispositive power over 352,900 shares.


 (6)The information set forth with regard to Warren E. Buffett is based solely on the Schedule 13G filed with the SEC on February 14, 2000.



 (7) Includes 112,947 shares of common stock owned by immediate family members.



 (8) Includes 10,759 shares held by family members or family related entities.



 (9) Includes 19,595 shares held by family members or family related entities and 17,285 shares relating to options which have vested or will vest within 60 days of March 31, 2001.



(10) Includes 21,680 shares of common stock relating to options which have vested or will vest within 60 days of March 31, 2001.



(11) Includes 1,646 shares of common stock relating to options which have vested or will vest within 60 days of March 31, 2001.



     The number of shares listed in the above table does not include any shares underlying the restricted stock units granted to Messrs. Beard, Goodwin, Grumhaus, Malkiel, Takahashi and Tisch at the March 28, 2001 meeting of the board of directors. See "Compensation -- Directors' Compensation" for a description of these grants.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Each director and executive officer of the Company and each beneficial owner of 10% or more of the Company's common stock is required to report his or her transactions in shares of Company common stock to the Securities and Exchange Commission within a specified period following a transaction. Based on our review of filings with the Securities and Exchange Commission and written representations furnished to us, during 2000 the directors, executive officers and 10% beneficial owners filed all such reports within the specified time period except Mr. Tisch's Form 3 was filed three days late and Mr. Solomon's Form 3 was filed four days late.

                               EXECUTIVE OFFICERS

     The current executive officers of the Company are:


NAME, AGE, AND PRINCIPAL OCCUPATION
DURING LAST FIVE YEARS                             OFFICE(A)             YEAR FIRST ELECTED
-----------------------------------                ---------             ------------------
John A. Levin -- age 62                      Chairman, Chief           2000 (as Chairman)
  Chairman since February 2000, Chief        Executive Officer and     1996 (as CEO and
  Executive Officer and President of the     President                 President)
  Company and Chairman and Chief Executive
  Officer of Levin Management Co., Inc. and
  John A. Levin & Co., Inc. since June
  1996; prior thereto, President and
  Securities Analyst/ Portfolio Manager of
  the predecessor to John A. Levin & Co.,
  Inc. since 1982.
Gregory T. Rogers -- age 35                  Executive Vice            2000
  Executive Vice President and Chief         President and Chief
  Operating Officer of the Company, Levin    Operating Officer
  Management Co., Inc. and John A. Levin &
  Co., Inc. since February 2000; prior
  thereto, Managing Director of BARRA
  Strategic Consulting since 1994.
Glenn A. Aigen -- age 38                     Senior Vice President,    2000
  Senior Vice President, Chief Financial     Chief Financial
  Officer and Treasurer of the Company,      Officer and Treasurer
  Levin Management Co., Inc. and John A.
  Levin & Co., Inc. since February 2000;
  Vice President, Chief Financial Officer
  and Director of Operations of Levin
  Management Co., Inc. and John A. Levin &
  Co., Inc. from June 1996 to February
  2000; prior thereto, Director of
  Operations of the predecessor to John A.
  Levin & Co., Inc. since 1993.
Norris Nissim -- age 34                      Vice President,           2000
  Vice President, General Counsel and        General Counsel and
  Secretary of the Company and Vice          Secretary
  President and General Counsel of Levin
  Management Co., Inc. and John A. Levin &
  Co., Inc. since February 2000; Director
  of Legal Affairs of Levin Management Co.,
  Inc. and John A. Levin & Co., Inc. from
  August 1996 to February 2000; prior
  thereto, Associate at Schulte Roth &
  Zabel LLP since 1993.


---------------
(a) Each executive officer of the Company generally holds office until the first meeting of the board of directors after the annual meeting of stockholders and until his or her successor is elected and qualified.

                                  COMPENSATION

DIRECTORS' COMPENSATION


     Company employees who serve as directors of the Company receive no compensation for such services. The Company pays non-employee directors an annual retainer of $20,000, payable in quarterly installments. Non-employee directors receive $1,500 for each board meeting and $500 for each meeting of a committee of the board that they attend in person or by telephone and $5,000 per year for serving as the chairman of any committee of the board of directors. The Company also reimburses directors for their out-of-pocket expenses incurred in connection with such meetings. On March 28, 2001, each non-employee director received 1,000 restricted stock units in lieu of $20,800 of future cash compensation that would be earned pursuant to the fee schedule described above (including for attendance at the March 28, 2001 meeting of the board of directors). The restricted stock units vested on March 28, 2001, but the underlying shares may not be transferred or sold prior to their delivery to the non-employee directors on December 31, 2001.


EXECUTIVE OFFICER COMPENSATION

     The following table sets forth compensation for the years ended December 31, 2000, December 31, 1999 and December 31, 1998 received by the Company's Chief Executive Officer, the Company's three other most highly compensated executive officers serving at the end of fiscal year 2000 and a former executive officer of the Company who resigned from his position on July 21, 2000 (each of whom was paid in excess of $100,000 in aggregate compensation by the Company). These five officers are referred to as the "Named Executive Officers".

                           SUMMARY COMPENSATION TABLE


                                                                            LONG TERM
                                                                       COMPENSATION AWARDS
                                                                  ------------------------------
                                       ANNUAL COMPENSATION                          SECURITIES
                                  -----------------------------     RESTRICTED      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION       YEAR  SALARY($)    BONUS($)     STOCK AWARD($)   OPTIONS(1)(#)   COMPENSATION($)
---------------------------       ----  ---------   -----------   --------------   -------------   ---------------
John A. Levin...................  2000   837,624     1,956,962      1,499,673(4)          --           10,500(8)
  Chairman, Chief                 1999   867,165     1,635,000        189,005         34,570           30,000(9)
  Executive Officer and           1998   990,748     1,614,706             --             --           30,000(9)
  President

Gregory T. Rogers...............  2000   375,883       785,500      1,366,008(5)          --           10,500(8)
  Executive Vice President and    1999        --       403,848(3)          --         65,049(3)            --
  Chief Operating Officer

Glenn A. Aigen..................  2000   192,800       807,200      1,366,008(6)      24,393           10,500(8)
  Senior Vice President and
  Chief Financial Officer

Norris Nissim...................  2000   217,519       124,500        105,000(7)          --           10,500(8)
  Vice President and General
  Counsel

Jeffrey A. Kigner(2)............  2000   334,735       720,187             --             --           10,500(8)
  Former Vice Chairman


---------------
(1) All option grants were made under the Company's 1998 Incentive Compensation Plan.

(2) Mr. Kigner resigned as Vice Chairman of the Company effective July 21, 2000.

(3) Represents a signing bonus paid to Mr. Rogers.


(4) Represents the grant date value of 71,413 restricted stock units (RSU) granted on January 12, 2001 with respect to 2000 bonus compensation. The shares underlying such RSU's may not be delivered prior to January 12, 2004. As of December 31, 2000, Mr. Levin held 14,504 RSU's with an aggregate value of $264,968. All of such RSU's have vested, except for 7,252 which vest on December 31, 2001. Pursuant to an election made under the Company's Deferred Compensation Plan, the shares underlying the RSU's which have vested may not be delivered prior to December 31, 2001.

(5) Represents the grant date value of 65,048 RSU's granted on January 12, 2001 with respect to 2000 bonus compensation. The shares underlying such RSU's may not be delivered prior to January 12, 2004.


(6) Represents the grant date value of 65,048 RSU's granted on January 12, 2001 with respect to 2000 bonus compensation. The shares underlying such RSU's may not be delivered prior to January 12, 2004. As of December 31, 2000, Mr. Aigen held 1,382 RSU's with an aggregate value of $25,222. All of such RSU's have vested, except for 691 which vest on December 31, 2001. Pursuant to an election made under the Company's Deferred Compensation Plan, the shares underlying the RSU's which have vested may not be delivered prior to December 31, 2001.


(7) Represents the grant date value of 5,000 RSU's granted on January 12, 2001 with respect to 2000 bonus compensation. The shares underlying such RSU's may not be delivered prior to January 12, 2004.

(8) Represents amounts contributed to the Company's 401(k) plan by the Company.


(9) Represents contributions made with respect to Mr. Levin to the Company's target benefit pension plan.


                             OPTION GRANTS IN 2000

     The Company granted the following options in 2000 to the Named Executive Officers.


                                                PERCENT OF TOTAL
                           NUMBER OF SHARES    OPTIONS GRANTED TO   EXERCISE OR BASE                GRANT DATE
                          UNDERLYING OPTIONS      EMPLOYEES IN          PRICE(1)       EXPIRATION    PRESENT
NAME                          GRANTED(#)         FISCAL YEAR(%)        ($/SHARE)          DATE       VALUE(2)
----                      ------------------   ------------------   ----------------   ----------   ----------
John A. Levin...........        34,570                 9.0               $13.03         01/20/10     $171,813
Glenn A. Aigen..........         3,293                 0.8               $13.03         01/20/10     $ 16,366
                                24,393                 6.3               $15.88         06/30/10     $151,968
Gregory T. Rogers.......        65,049                16.8               $13.03         01/20/10     $323,294
Norris Nissim...........             0                   0                   --               --           --
Jeffrey A. Kigner.......             0                   0                   --               --           --


---------------
(1) The exercise price of each option is the fair market value of the Company's common stock on the date of grant. Each of the options expiring on January 20, 2010 were subject to a vesting schedule whereby 50% vested on December 31, 2000 and 50% will vest on December 31, 2001. The options expiring on June 30, 2010 are subject to a vesting schedule whereby one third vest on June 30, 2001, one third vest on June 30, 2002 and one third vest on June 30, 2003.

(2) The fair value of each option granted in 2000 was estimated using the Black-Scholes option pricing model with the following assumptions: for options granted in January 2000 -- 0% dividend yield, 15.45% volatility, 6.35% risk-free interest, and an exercise period of seven years; for options granted in July 2000 -- 0% dividend yield, 19.37% volatility, 6.07% risk-free interest, and an exercise period of seven years.

                   AGGREGATE OPTION EXERCISES IN LAST FISCAL


                     YEAR AND FISCAL YEAR-END OPTION VALUES


     The following table sets forth certain information concerning the exercise of options to purchase the Company's common stock during 2000 by the Named Executive Officers and the value of unexercised in-the-money options to purchase shares of the Company's common stock granted to the Named Executive Officers outstanding as of December 31, 2000.


                                                             NUMBER OF SECURITIES        VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED       IN-THE-MONEY OPTIONS
                              SHARES                           OPTIONS AT FISCAL          AT FISCAL YEAR-END
                             ACQUIRED         VALUE            YEAR-END 2000(#)               2000($)(1)
NAME                        ON EXERCISE    REALIZED($)     EXERCISABLE/UNEXERCISABLE   EXERCISABLE/UNEXERCISABLE
----                        -----------   --------------   -------------------------   -------------------------
John A Levin..............        0              0              17,285 / 17,285             90,206 /  90,206
Gregory T. Rogers.........        0              0              21,680 / 43,369            113,142 / 226,332
Glenn A. Aigen............        0              0               1,646 / 26,040              8,590 /  66,528
Norris Nissim.............        0              0                          0/0                          0/0
Jeffrey A. Kigner.........        0              0                          0/0                          0/0


---------------
(1) On December 29, 2000 (the last trading day during fiscal 2000), the closing price of the Company's common stock on the New York Stock Exchange was $18.25 per share.

EMPLOYMENT CONTRACTS

     John A. Levin. Mr. Levin entered into an employment agreement with the Company at the time the Company acquired John A. Levin & Co., Inc. in June 1996. The contract has a term of five years and expires on June 28, 2001. Under the contract Mr. Levin is entitled to an annual base salary of at least $825,000, to be adjusted annually in accordance with the Urban Consumer Price Index for the New York Metropolitan Area. Mr. Levin is also entitled to participate in all incentive compensation and benefit plans available to senior executives of the Company. In the event he is terminated other than for cause, Mr. Levin's agreement provides that he will receive an amount equal to (1) his base salary until the earlier of (x) the remainder of the term of the employment agreement or (y) three years following the termination date, and (2) the bonus compensation to which he would have been entitled during the year of termination pursuant to the compensation plan then in effect. In addition, Mr. Levin's agreement contains confidentiality provisions that prohibit him from disclosing confidential information relating to the Company and its subsidiaries following the termination of the employment agreement. Mr. Levin's contract also contains non-competition and non-solicitation provisions that terminate with the expiration of the agreement.

     Gregory T. Rogers. Mr. Rogers is party to an employment agreement with the Company effective December 31, 1999. The agreement has an initial three year term, unless otherwise terminated as provided therein, with automatic annual one year renewals unless either the Company or the employee gives at least six months written notice of their intention not to extend the term. Under the contract, Mr. Rogers is entitled to an annual base salary of $400,000, to be adjusted annually to reflect increases in the cost of living. Mr. Rogers is also entitled to participate in all incentive compensation and benefit plans available to senior executives of the Company. With respect to calendar years 2000 and 2001, he is entitled to bonus compensation of at least $600,000, up to 30% of which may be paid in stock options or other equity-based awards.

     In addition, Mr. Rogers received a signing bonus of $403,848 and an award of stock options to purchase 65,049 shares of common stock of the Company at the stock price on the date of grant. The stock options vest in three equal annual installments commencing on December 31, 2001. All the options vest immediately and become exercisable upon a change of control.

     In the event he is terminated other than for cause, Mr. Rogers' agreement provides that he will receive an amount equal to the base salary and bonus compensation he would have been entitled to during the term of the contract. For these purposes, bonus compensation in the years following 2001 would be deemed to be at least $600,000.

     Mr. Rogers' agreement contains confidentiality provisions that prohibit him from disclosing confidential information relating to the Company and its subsidiaries following the termination of the employment agreement. Mr. Rogers' contract also contains non-competition provisions that apply six months following the termination of the agreement by the Company for cause or by the employee without good reason and non-solicitation provisions that apply for one year following the termination of employment.


TARGET BENEFIT PENSION PLAN



     The Company maintains a target benefit pension plan. Prior to January 1, 2000, contributions were made by the Company on behalf of all employees who had reached the age of 20.5 and had completed nine months of service to the Company. The plan has been frozen and no contributions have been made since December 31, 1999. The amount of the contribution made by the Company was based on the employee's age and compensation, and the amount of the retirement benefit depends on the amount contributed on behalf of the employee and the performance of those assets, whose investment may be directed by the employee among the investment options in the plan.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Until February 10, 2000, William H. Springer and Frederick S. Addy served as members of the compensation committee. They served as directors of the Company until April 18, 2000. Anson M. Beard, Jr., David D. Grumhaus and Burton
G. Malkiel served as members of the compensation committee commencing on February 10, 2000. None of these persons were ever officers or employees of the Company. During 2000, none of the Company's executive officers served on the board of directors or the compensation committee of any entity which had an executive officer who served on the Company's board of directors or compensation committee.


            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION


     The compensation committee of the board of directors makes decisions on compensation of the Company's executives. Each member of the compensation committee is a non-employee director. The compensation committee establishes the compensation of John A. Levin, Chief Executive Officer, based on its evaluation of Mr. Levin's performance. It establishes the compensation of the other officers of the Company in consultation with Mr. Levin. The full board of directors reviews all decisions by the compensation committee relating to the compensation of all the Company's officers.

     The Company's executive compensation program reflects the philosophy that compensation should reward executives for outstanding individual performance and, at the same time, align the interests of executives closely with those of shareholders. To implement that philosophy, the Company offers each of its executives a combination of base salary and annual cash bonuses. Through this compensation structure, the Company aims to reward above-average corporate performance and recognize individual initiative and achievements.

     The compensation committee administers the Company's 1998 Incentive Compensation Plan, as amended, pursuant to which the Company may pay its employees, based on performance, in cash or in Company stock (including stock options and restricted stock units).

BASE SALARY

     Base salaries reflect individual positions, responsibilities, experience, and potential contribution to the success of the Company. Actual salaries vary according to the compensation committee's subjective assessment of a number of factors in its review of base salaries of Company executives. The Company conducts annual reviews to ensure that base salaries are competitive, that they reflect the specific responsibilities of individual executives and that they appropriately reward individual executives for their contributions to the Company's performance.

BONUSES

     At the compensation committee's sole discretion, the Company may pay each executive officer a cash bonus based on the compensation committee's assessment of the executive officer's individual performance and the performance of the Company or business unit. In its evaluation of the performance of the officer and the determination of incentive bonuses, the compensation committee does not assign quantitative relative weights to different factors or follow mathematical formulas. Rather, the compensation committee makes its determination in each case after considering the factors it deems relevant at the time.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     Mr. Levin received a base salary in 2000 in accordance with the terms of his employment agreement. His annual bonus was determined by the compensation committee of the board of directors in accordance with the guidelines established by it for the executive officers of the firm. These guidelines took into consideration the overall profitability of the firm, and in the case of Mr. Levin, the profitability of pooled investment vehicles which earned performance-based fees and with respect to which he acted as the portfolio manager.


     Mr. Levin also received a grant of restricted units with regard to 71,413 shares of common stock. This award was made in the context of aggregate grants of 650,504 restricted stock units to employees of the Company made on November 16, 2000 and to each of the Named Executive Officers in office at the time on January 12, 2001. These grants of restricted stock units were made as part of an effort to retain key personnel and develop long-term shareholder value through the alignment of interests of employees and shareholders.


LIMITS ON DEDUCTIBILITY OF COMPENSATION

     For corporate income tax purposes, the Company may not deduct executive compensation in excess of $1 million, unless it is performance-based compensation and is paid pursuant to a plan meeting certain requirements of the Code. The Committee currently anticipates that, to the extent practicable and in the Company's best interest, the Company will pay executive compensation in a manner that satisfies the requirements of the Code to permit the Company to deduct the compensation.

                                          COMPENSATION COMMITTEE MEMBERS
                                          Anson M. Beard, Jr. (Chairman)
                                          David D. Grumhaus
                                          Burton G. Malkiel

                             AUDIT COMMITTEE REPORT


     The board of directors has adopted a charter for the audit committee. Pursuant to this charter, the audit committee makes recommendations regarding the selection of independent auditors and meets with representatives of the Company's independent auditors to determine the scope, and review the results, of each audit.


     In March 2001, the audit committee met with Ernst & Young LLP to review the results of the 2000 audit with members of the Ernst & Young engagement team. The audit committee also discussed the audited financial statements and the results of the audit with the Company's management.


     The audit committee discussed the matters required to be discussed by Statements on Auditing Standards No. 61, as amended, with Ernst & Young. Further, the Committee has received the written statements required by Independence Standards Board Standard No. 1. Standard No. 1 requires auditors to communicate, in writing, at least annually all relationships between the auditor and the Company that, in the auditor's professional judgment, may reasonably be thought to affect the auditor's independence. The audit committee has received this written disclosure and has discussed with Ernst & Young its independence and considered the compatibility of nonaudit services with the auditor's independence.


     Based on the above-mentioned review and discussions with management and the independent auditors, the audit committee recommended to the board of directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE MEMBERS
                                          David D. Grumhaus (Chairman)

                                          J. Barton Goodwin


                                          Burton G. Malkiel


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

     John A. Levin, the Company's Chairman, Chief Executive Officer and President, is the managing member of Island Drive Management, LLC, which serves as a general partner of Island Drive Partners, L.P. and participates in the performance-based incentive allocation made by the limited partners to the general partners. Levco GP, Inc., a wholly owned subsidiary of the Company, serves as the managing general partner of this partnership. Island Drive Management, LLC received an incentive allocation of $350,799 from Island Drive Partners, L.P. in 2000.

     In 2000, John A. Levin & Co., Inc. received $99,835 in investment management fees in connection with accounts owned by Peter J. Solomon, a director of the Company, and trusts established for the benefit of members of Mr. Solomon's immediate family.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS


     The following chart shows the Company's annual total returns from December 29, 1995 through December 29, 2000. On August 19, 1999, the Company's stockholders approved the Plan for Distribution of Assets of the Company, pursuant to which the Company distributed or liquidated substantially all of its assets, with the exception of Levco, and changed the nature of the Company's business so that it no longer operated as a registered investment company. Currently, the Company's chief operating business is as an investment adviser. Because the chart that follows contains the Company's returns from 1995 through 2000, the chart includes information about the Company during that period in which the Company was operating as a registered investment company and during the period after the August 19, 1999 stockholder meeting in which the Company distributed or liquidated substantially all of its assets except Levco. To reflect the changing nature of the Company's business, the chart sets forth a comparison of the Company's total return with the annual return of (i) all closed-end, domestic equity investment companies ("Closed-End Funds") reported by Morningstar, Inc.; (ii) the S&P Financial Index; and (iii) the S&P 500 Index. The chart is based on an investment of $100 on December 29, 1995, and assumes that all dividends, capital gain distributions and returns of capital were reinvested. The chart is not an indicator of the future performance of the Company. Thus, it should not be used to predict the future performance of the Company's stock.

                COMPARISON OF CUMULATIVE FIVE YEAR TOTAL RETURN

LOGO


                                 12/29/95    12/29/96    12/31/97    12/31/98    12/31/99    12/29/00
                                 --------    --------    --------    --------    --------    --------
BKF Capital Group, Inc.........    $100        116         145         150         201         262
Closed-End Funds...............     100        134         138         205         212         240
S&P Financial Index............     100        135         199         221         230         290
S&P 500 Index..................     100        123         164         211         255         232


     Total returns assume that dividends and capital gain distributions are reinvested.

                PROXY SOLICITATION; QUORUM; VOTING; ADJOURNMENT

PROXY SOLICITATION

     If you properly sign your proxy and return it on time, your shares will be voted at the Annual Meeting in accordance with the directions you mark on your proxy card. If you properly sign and return your proxy, but don't mark any directions on it, your shares will be voted FOR the election of each of the nominated directors, FOR approval of the Amendment, FOR approval of the amendments to the ICP, and FOR the ratification of the appointment of Ernst & Young LLP as independent auditors of the Company.

     You may revoke your proxy at any time before it is voted, either in person at the meeting, by written notice to the Company, or by delivery of a later dated proxy. No appraisal rights exist for any action proposed to be taken at the Annual Meeting.

     Stockholders of record at the close of business on April 16, 2001 are entitled to participate in the meeting and to cast one vote for each share held. The Company had 6,518,665 shares of common stock outstanding on the record date. There is no other class of stock outstanding. Stockholders are entitled to one vote per share for each matter eligible to be voted upon.

     Proxies will be solicited by mail. Directors, officers, and a small number of regular employees may solicit proxies, personally or by telephone, telegraph or mail, but such persons will not be specially compensated for such services. In addition, the Company may engage ChaseMellon to render proxy solicitation services at a cost estimated at $8,000. The Company will inquire of any stockholder of record known to be a broker, dealer, bank, or other nominee as to whether other persons were the beneficial owners of shares held of record by such persons. If so, the Company will supply additional copies of solicitation materials for forwarding to beneficial owners and will make reimbursement for reasonable out-of-pocket costs. The Company will bear all costs of solicitation and related actions.

QUORUM

     ChaseMellon Shareholder Services, LLC, the Company's transfer agent, tabulates the proxies. Under Delaware law (under which the Company is organized) and the Company's bylaws, a majority of the shares outstanding on the record date, excluding shares held in the Company's treasury, must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business. Shares abstaining from voting and shares present but not voting, including broker non-votes, are counted as "present" for purposes of determining the existence of a quorum. Broker non-votes are shares held by a broker or nominee for which an executed proxy is received by the Company, but which are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power to vote such shares.

VOTING


     In the election of directors, you may vote FOR all of the nominees or your vote may be WITHHELD with respect to one or more of the nominees. For the other proposals, you may vote FOR, AGAINST or ABSTAIN. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the board of directors.


     Election of Directors


     The affirmative vote of a plurality of the shares cast at the meeting is required for the election of directors. A properly executed proxy marked WITHHOLD AUTHORITY with respect to the election of one or more directors will not be voted with respect to the director or directors indicated.


     Amendment to Restated Certificate of Incorporation


     The affirmative vote of the majority of the outstanding shares of common stock entitled to vote is required for approval of the proposed Amendment to the Company's Restated Certificate of Incorporation. Abstentions and broker non-votes with respect to this matter will not be voted and will have the effect of a vote against this proposal.



     Amendments to 1998 Incentive Compensation Plan



     Under the Company's by-laws, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting will be required to approve the amendments to the Company's 1998 Incentive Compensation Plan. In addition, the New York Stock Exchange rules require the affirmative vote of a majority of all of the votes cast on this proposal and further require that the total number of votes cast on this proposal represent more than 50% of all the shares entitled to vote on this proposal. The New York Stock Exchange rules treat abstentions as shares entitled to vote and as votes cast and treat broker non-votes as shares entitled to vote but not as votes cast. Accordingly, abstentions will have the effect of a vote against the proposal. Broker non-votes will also have the effect of a vote against the proposal, unless more than 50% of the shares entitled to vote are cast on this proposal, in which case broker non-votes will have no effect on this proposal.



     Ratification of Appointment of Independent Auditors



     The affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on this proposal will be required to ratify the appointment of Ernst & Young as independent auditors. Abstentions will not be voted and will have the effect of a vote against this proposal. Broker non-votes will not be counted in determining the number of shares necessary for approval and will have no effect on the outcome of this proposal.

ADJOURNMENT

     Any decision to adjourn the meeting would be made by vote of the shares present at the meeting, in person or by proxy. Proxies would be voted in favor of adjournment if there were not enough shares present at the meeting to constitute a quorum. If sufficient shares were present to constitute a quorum, but insufficient votes had been cast in favor of an item to approve it, proxies would be voted in favor of adjournment only if the board determined that adjournment and additional solicitation was reasonable and in the best interest of shareholders, taking into account the nature of the proposal, the percentage of votes actually cast, the percentage of negative votes, the nature of any further solicitation that might be made and the information provided to stockholders about the reasons for additional solicitation.

                           PROPOSALS OF STOCKHOLDERS

     Under the Company's bylaws, no business may be brought before an annual meeting of stockholders unless it is specified in the notice of the meeting or is otherwise brought before the meeting by or at the direction of the board of directors or by a stockholder entitled to vote who has delivered notice to the Company (containing certain information specified in the bylaws) not less than 60 days prior to the date on which the Company first mailed its proxy materials for the prior year's annual meeting; provided, however, that if the date of the annual meeting has been advanced by more than 30 days from the date of the prior years annual meeting, then such notice must be received by the Secretary of the Company not later than the close of business on the tenth day following the date on which the Company first makes public disclosure of the date of the meeting. These regulations are separate from and in addition to the SEC's requirements that a stockholder must meet in order to have stockholder proposal included in the Company's proxy statement.


     Stockholders interested in submitting a proposal for inclusion in the proxy materials for the annual meeting of stockholders in 2002 may do so by following the procedures prescribed in Rule 14a-8 of the Exchange Act. To be eligible for inclusion, stockholder proposals must be received by the Company's Secretary no later than December 25, 2001.


                             AVAILABLE INFORMATION

     STOCKHOLDERS OF THE COMPANY WILL RECEIVE WITH THIS PROXY STATEMENT A COPY OF THE COMPANY ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000. STOCKHOLDERS OF THE COMPANY MAY OBTAIN, WITHOUT CHARGE, ADDITIONAL COPIES OF THE COMPANY'S ANNUAL REPORT BY WRITING TO THE COMPANY AT ONE ROCKEFELLER PLAZA, 19TH FLOOR, NEW YORK, NEW YORK 10020 OR BY CALLING (800) BKF-1891. SHAREHOLDERS MAY ALSO OBTAIN COPIES OF THE ANNUAL AND QUARTERLY REPORTS ON THE COMPANY'S WEB SITE AT WWW.BKFCAPITAL.COM.

                                          By Order of the Board of Directors

                                          /s/ NORRIS NISSIM


                                          Norris Nissim

                                          Secretary
New York, New York
April 24, 2001

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                            BKF CAPITAL GROUP, INC.

     BKF Capital Group, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), DOES HEREBY CERTIFY:

          FIRST: That by unanimous vote of the Board of Directors of the Company, resolutions were duly adopted setting forth a proposed amendment to the Restated Certificate of Incorporation of the Company, declaring such amendment to be advisable and calling for the consideration of the proposed amendment by the stockholders of the Company at the next annual meeting. The resolutions setting forth the proposed amendment are as follows:

             RESOLVED, that the Board of Directors of the Company hereby declares it advisable that the Restated Certificate of Incorporation of the Company be amended by deletion of article FOURTH and the insertion of the following in lieu thereof:

             "FOURTH: The total number of shares of all stock which the corporation shall have authority to issue is 15,000,000 shares of common stock, $1 par value per share."

          SECOND: That thereafter, pursuant to resolution of its Board of Directors, the annual meeting of the stockholders of the Company was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

          THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

          FOURTH: That said amendment shall be effective upon filing of this certificate and the amendment provided for herein shall be effective as of that time and date.

     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by Norris Nissim, its Vice President, General Counsel and Secretary, this 24th day of May 2001.

                                          BKF CAPITAL GROUP, INC.

                                          By:
                                          --------------------------------------
                                            Norris Nissim
                                            Vice President, General Counsel and
                                              Secretary

                                                                       EXHIBIT B

                            BKF CAPITAL GROUP, INC.

                        1998 INCENTIVE COMPENSATION PLAN
                  (AS AMENDED AND RESTATED ON MARCH 28, 2001)

                            BKF CAPITAL GROUP, INC.

                        1998 INCENTIVE COMPENSATION PLAN

                  (AS AMENDED AND RESTATED ON MARCH 28, 2001)



                                                                   PAGE
                                                                   ----
 1.  Purpose.....................................................    1
 2.  Definitions.................................................    1
 3.  Administration..............................................    2
     (a) Authority of the Committee..............................    2
     (b) Manner of Exercise of Committee Authority...............    3
     (c) Limitation of Liability.................................    3
 4.  Stock Subject to Plan.......................................    3
     (a) Overall Number of Shares of Stock Available for
     Delivery....................................................    3
     (b) Application of Limitation to Grants of Awards...........    3
     (c) Availability of Shares Not Delivered under Awards.......    4
 5.  Eligibility; Per-Person Award Limitations...................    4
 6.  Specific Terms of Awards....................................    4
     (a) General.................................................    4
     (b) Options.................................................    4
     (c) Stock Appreciation Rights...............................    5
     (d) Restricted Stock........................................    5
     (e) Deferred Stock..........................................    6
     (f) Bonus Stock and Awards in Lieu of Obligations...........    6
     (g) Dividend Equivalents....................................    6
     (h) Annual Incentive and Performance Awards.................    6
 7.  Certain Provisions Applicable to Awards.....................    7
     (a) Stand-Alone, Additional, Tandem, and Substitute
     Awards......................................................    7
     (b) Term of Awards..........................................    7
     (c) Form and Timing of Payment under Awards; Deferrals......    7
     (d) Exemptions from Section 16(b) Liability.................    7
     (e) Loan Provisions.........................................    7
     (f) General Terms Relating to Awards........................    7
 8.  Performance and Annual Incentive Awards.....................    8
     (a) Performance Conditions..................................    8
     (b) Performance Awards Granted to Designated Covered
     Employees...................................................    8
     (c) Annual Incentive Awards Granted to Designated Covered
     Employees...................................................    9
     (d) Written Determinations..................................   10
     (e) Status of Section 8(b) and 8(c) Awards under Code
     Section 162(m)..............................................   10
 9.  Change in Control...........................................   10
     (a) Effect of "Change in Control" on Non-Performance Based
     Awards......................................................   10
     (b) Effect of "Change in Control" on Performance-Based
     Awards......................................................   11
     (c) Definition of "Change in Control".......................   11
     (d) Definition of "Change in Control Price".................   12

                                                                   PAGE
                                                                   ----
10.  General Provisions..........................................   12
     (a) Compliance with Legal and Other Requirements............   12
     (b) Limits on Transferability; Beneficiaries................   12
     (c) Adjustments.............................................   12
     (d) Taxes...................................................   13
     (e) Changes to the Plan and Awards..........................   13
     (f) Limitation on Rights Conferred under Plan...............   13
     (g) Unfunded Status of Awards; Creation of Trusts...........   13
     (h) Nonexclusivity of the Plan..............................   14
     (i) Payments in the Event of Forfeitures; Fractional
     Shares......................................................   14
     (j) Governing Law...........................................   14
     (k) Plan Effective Date and Shareholder Approval............   14

                            BKF CAPITAL GROUP, INC.

                        1998 INCENTIVE COMPENSATION PLAN

                  (AS AMENDED AND RESTATED ON MARCH 28, 2001)



     1. PURPOSE. The purpose of this 1998 Incentive Compensation Plan, as amended and restated on March 28, 2001 (the "Plan"), is to assist BKF Capital Group, Inc. ("BKF") and its subsidiaries in attracting, retaining, motivating, and rewarding high-quality executives, employees, and other persons who provide services to BKF and/or its subsidiaries, enabling such persons to acquire or increase a proprietary interest in BKF in order to strengthen the mutuality of interests between such persons and shareholders of BKF, and providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of shareholder value. The Plan is also intended to qualify certain compensation awarded under the Plan for tax deductibility under Code Section 162(m) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of BKF. Adoption of the Plan and the grant of Awards in accordance with the terms of the Plan has been determined by the Board of Directors of BKF to be in the best interests of BKF and its shareholders.


     2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

          (a) "Annual Incentive Award" means an Award granted to a Participant which is conditioned upon satisfaction, during a period not in excess of one year, of performance criteria established by the Committee.

          (b) "Award" means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest granted to a Participant under the Plan.

          (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under
     Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the Participant's estate.

          (d) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

          (e) "Board" means BKF's Board of Directors.

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

          (g) "Committee" means a committee of two or more directors designated by the Board to administer the Plan, each of whom shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" as defined under Code Section 162(m), unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Code Section 162(m).

          (h) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

          (i) "Deferred Stock" means a right, granted to a Participant under
     Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

          (j) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

          (k) "Effective Date" means the date on which BKF shareholders approve the adoption of the Plan.

          (l) "Eligible Person" means each Executive Officer or director of BKF and other officers and employees of BKF or any of its subsidiaries. An employee on leave of absence may be considered as still in the employ of BKF or a subsidiary for purposes of eligibility for participation in the Plan. In addition, a person who has been offered employment by BKF or any of its subsidiaries or agreed to become a director of BKF is eligible to be granted an Award under the Plan; provided, however, that such Award shall be canceled if such person fails to commence such employment or service as a director, and no payment of value may be made in connection with such Award until such person has commenced such employment or service.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

          (n) "Executive Officer" means an executive officer of BKF as defined under the Exchange Act.

          (o) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of Stock shall be equal to the closing price per share reported on a consolidated basis on the principal stock exchange upon which Stock is traded on the date on which the value is to be determined (or the last immediately preceding date on which Stock was traded).

          (p) "Incentive Stock Option" or "ISO" means any Option intended to be and designated as an incentive stock option within the meaning of Code
     Section 422 or any successor provision thereto.

          (q) "Option" means a right, granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

          (r) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

          (s) "Performance Award" means an Award granted to a Participant which is conditioned upon satisfaction, during a period in excess of one year but in no event more than ten years, of performance criteria established by the Committee.

          (t) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

          (u) "Restricted Stock" means Stock granted to a Participant under
     Section 6(d) hereof that is subject to certain restrictions and to a risk of forfeiture.

          (v) "Rule 16b-3" means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

          (w) "Stock" means either BKF Common Stock, and such other securities as may be substituted (or resubstituted) for BKF Common Stock pursuant to
     Section 10(c) hereof.

          (x) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

     3.  ADMINISTRATION.

     (a) Authority of the Committee. The Plan shall be administered by the Committee. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award greements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Other provisions of the Plan notwithstanding, the Board shall perform the functions of the Committee for purposes of interpreting or otherwise administering grants to non-employee directors.


     (b) Manner of Exercise of Committee Authority. Any action of the Committee shall be final, conclusive and binding on all persons, including BKF, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and shareholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of BKF or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of BKF and will not cause Awards intended to qualify as "performance-based compensation" under Code Section 162(m) to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.



     (c) Limitation of Liability. The Committee and each member thereof shall be entitled, in good faith, to rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of BKF or a subsidiary, BKF's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of BKF or a subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by BKF with respect to any such action or determination; provided that nothing herein shall be construed to protect any such person from any liability to BKF or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his or her duties, or by reason of reckless disregard of his or her obligations and duties.


     4.  STOCK SUBJECT TO PLAN.


     (a) Overall Number of Shares of Stock Available for Delivery. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be (i) 2,600,000, plus (ii) 10% of the number of shares of Stock issued or delivered by BKF during the term of the Plan (excluding any issuance or delivery in connection with Awards, or any other compensation or benefit plan of BKF), plus (iii) the number of shares of Stock (not to exceed 700,000) purchased by BKF after March 28, 2001; provided, however, that the total number of shares of Stock with respect to which ISOs may be granted shall not exceed one million. Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.



     (b) Application of Limitation to Grants of Awards. No Award may be granted if the number of shares of Stock to be delivered in connection with such Award or, in the case of an Award relating to shares of Stock but settleable only in cash (such as cash-only SARs), the number of shares to which such Award relates, exceeds the number of shares of Stock remaining available under the Plan minus the number of shares of Stock issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.


     (c) Availability of Shares Not Delivered under Awards. Shares of Stock subject to an Award under the Plan that is canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of shares to the Participant, including (i) the number of shares withheld in payment of any exercise or purchase price of an Award or taxes relating to Awards, and (ii) the number of shares surrendered in payment of any exercise or purchase price of an Award or taxes relating to any Award, will again be available for Awards under the Plan, except that if any such shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

     5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than one million shares of Stock, subject to adjustment as provided in
Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) and 6(h). For purposes of applying the foregoing limitation to Sections 6(b) and 6(c), any Option or SAR that is canceled shall be treated as remaining outstanding, and any amendment to an Option or SAR that reduces the exercise or grant price (other than customary anti-dilution adjustments) shall be treated as the cancellation of the original Option or SAR and the issuance of a new Option or SAR. In addition, the maximum cash Award that may be earned under the Plan pursuant to Section 6(h) in respect of any fiscal year shall be $20 million, determined on an annualized basis in the case of a Performance Award.

     6.  SPECIFIC TERMS OF AWARDS.

     (a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must by paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

     (b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option except as provided under Section 7(a) hereof.

          (ii) Time and Method of Exercise The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Stock, other Awards, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

          (iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Code
     Section 422, unless the Participant has first requested the change that will result in such disqualification.

     (c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

          (i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise over
     (B) the grant price of the SAR as determined by the Committee.

          (ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. SARs may be either freestanding or in tandem with other Awards.

     (d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

          (i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a shareholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock, subject to Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the issuing company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

          (iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the issuing company retain physical possession of the certificates, and that the Participant deliver a stock power to the issuing company, endorsed in blank, relating to the Restricted Stock.

          (iv) Dividends, Distributions and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any cash dividends or distributions paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split, Stock dividend or distribution, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

     (e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

          (i) Award and Restrictions. Satisfaction of an Award of Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), all Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Deferred Stock.

          (iii) Dividend Equivalents. Unless otherwise determined by the Committee at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect.

     (f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

     (g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, or other Awards equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify.

     (h) Annual Incentive and Performance Awards. The Committee is authorized to make Annual Incentive Awards and Performance Awards payable in cash, Stock, or other Awards, on terms and conditions established by the Committee, subject to Section 8 in the event of Annual Incentive Awards or Performance Awards intended to qualify as "performance-based compensation" for purposes of Code
Section 162(m).

     7.  CERTAIN PROVISIONS APPLICABLE TO AWARDS.

     (a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of BKF, any subsidiary, or any business entity to be acquired by BKF or any subsidiary, or any other right of a Participant to receive payment from BKF or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of BKF or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

     (b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Code Section 422).

     (c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by BKF or any subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, or other Awards, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon the occurrence of one or more specified events. Installment or deferred payments may be required by the Committee to the extent necessary to qualify payments for deductibility under Code Section 162(m), or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock. Any payments mandatorily deferred by the Committee to qualify such payments for deductibility under Code Section 162(m) shall include a reasonable rate of interest.

     (d) Exemptions from Section 16(b) Liability. It is the intent of BKF and its subsidiaries that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt under Rule 16b-3 (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

     (e) Loan Provisions. With the consent of the Committee, and subject at all times to, and only to the extent, if any, permitted under and in accordance with, laws and regulations and other binding obligations or provisions applicable to BKF and/or any subsidiary, BKF and/or any subsidiary may make, guarantee or arrange for a loan or loans to a Participant with respect to the exercise of any Option, purchase of Stock or other payment in connection with any Award, including the payment by a Participant of any or all federal, state or local income or other taxes due in connection with any Award. Subject to such limitations, the Committee shall have full authority to decide whether to make a loan or loans hereunder and to determine the amount, terms and provisions of any such loan or loans, including the interest rate to be charged in respect of any such loan or loans, the terms on which the loan is to be repaid and conditions, if any, under which the loan or loans may be forgiven.

     (f) General Terms Relating to Awards. Unless the Committee provides otherwise at the time of grant or by amendment, an Option, SAR, grant of Restricted Stock or Deferred Stock will become exercisable or settleable, as the case may be, in three equal installments after each of the first, second and third anniversaries of the date of grant based on the Participant's continued employment with BKF or any of its subsidiaries. Unless the Committee provides otherwise at the time of grant or by amendment, an Option or SAR will have a maximum term of ten years after the date of grant and will expire 30 days after the Participant's termination of employment with BKF and its subsidiaries, except if such termination occurs by reason of the Participant's death, retirement or disability, in which case the Option or SAR will be immediately exercisable and may be exercised by the Participant or his or her Beneficiary within one year following such termination (but in no event later than the maximum term of the Option or SAR).

     8.  PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

     (a) Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions; provided, however, that all Performance Awards and Annual Incentive Awards shall comply with the requirements of Sections 8(b) and 8(c) hereof unless the Committee specifically determines at the time of grant that such Award is not intended to qualify as "performance-based compensation" under Code Section 162(m).

     (b) Performance Awards Granted to Designated Covered Employees. Unless the Committee determines that a Performance Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

          (i) Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

          (ii) Business Criteria. One or more of the following business criteria for BKF, on a consolidated basis, and/or for specified subsidiaries, business units, funds or partnerships of BKF or any of its subsidiaries (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (1) earnings per share; (2) revenues; increase in revenues; the excess of all or a portion of revenues over operating expenses (excluding expenses determined by the Committee at the time performance goals are established); (3) cash flow; (4) cash flow return on investment; (5) return on net assets, return on assets, return on investment, return on capital, return on equity; (6) economic value added; (7) operating margin; (8) net income; pretax earnings; pretax earnings before interest, depreciation, amortization and/or incentive compensation; pretax operating earnings; operating earnings; (9) total shareholder return; (10) performance of managed fund(s); (11) market share; (12) assets under management; (13) reduction in costs; (14) increase in the Fair Market Value of Stock; and (15) any of the above goals as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Russell 1000 Value Index, the Standard & Poor's 500 Stock Index, the Standard & Poor's Financial Index, the SNL Investment Adviser Index or a group of comparator companies. One or more of the foregoing business criteria shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof.

          (iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

          (iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of BKF, any subsidiary and/or any business unit of BKF and/or any of its subsidiaries in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria, provided that the amount of the Performance Award pool can be determined by an independent third party in possession of all the relevant facts.

          (v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock or other Awards, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 8(b). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

     (c) Annual Incentive Awards Granted to Designated Covered
Employees. Unless the Committee determines that an Annual Incentive Award is not intended to qualify as "performance-based compensation" for purposes of Code
Section 162(m), the grant, exercise and/or settlement of such Annual Incentive Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(c).

          (i) Annual Incentive Award Pool. The Committee may establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring performance of BKF, any subsidiary and/or any business unit of BKF and/or any of its subsidiaries in connection with Annual Incentive Awards. The amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with
     Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any of such business criteria a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria, provided that the amount of the Annual Incentive Award pool can be determined by an independent third party in possession of all the relevant facts.

          (ii) Potential Annual Incentive Awards. Not later than the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under
     Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code
     Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee.

          (iii) Payout of Annual Incentive Awards. After the end of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or
     (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be increased or reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount in the case of an Annual Incentive Award intended to qualify under Code
     Section 162(m). The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award. Settlement of Annual Incentive Awards shall be in cash, Stock or other Awards, in the discretion of the Committee.

     (d) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). No Performance Award or Annual Incentive Award intended to qualify under Code
Section 162(m) shall be paid until the Committee has certified in writing that the applicable performance goals have been achieved. The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards.

     (e) Status of Section 8(b) and Section 8(c) Awards under Code Section 162(m). It is the intent of BKF and its subsidiaries that Performance Awards and Annual Incentive Awards under Sections 8(b) and 8(c) hereof granted to persons who are likely to be Covered Employees within the meaning of Code
Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c),
(d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean any Eligible Person who receives a Performance Award or an Annual Incentive Award unless the Committee determines, at the time of grant, that such Award is not intended to qualify as "performance-based compensation" for purposes of Code Section 162(m). If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards or Annual Incentive Awards that are designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9.  CHANGE IN CONTROL.

     (a) Effect of "Change in Control" on Non-Performance Based Awards. In the event of a "Change in Control," the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b), unless otherwise provided by the Committee in the Award document:

          (i) All deferral of settlement, forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the

     Participant or other express election to defer beyond a Change in Control and subject to applicable restrictions set forth in Section 10(a);

          (ii) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for "cause" (as defined in any employment or severance agreement between the Company or a subsidiary or affiliate and the Participant then in effect or, if none, as defined by the Committee and in effect at the time of the Change in Control), subject only to applicable restrictions set forth in Section 10(a); and

          (iii) The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award.

     (b) Effect of "Change in Control" on Performance-Based Awards. In the event of a "Change in Control," with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions will be deemed to be met if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

     (c) Definition of "Change in Control." A "Change in Control" shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following:

          (i) any "person" as such term is currently used in Section 13(d) of the Exchange Act, other than John A. Levin or any entity directly or indirectly controlled by him, becomes a "beneficial owner," as such term is currently used in Rule 13d-3 promulgated under that Act, of 50% or more of BKF's Voting Stock, which term means the issued and outstanding capital stock or other securities of any class or classes having general voting power, under ordinary circumstances in the absence of contingencies, to elect the directors of a corporation;

          (ii) a majority of the Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the Effective Date; provided that any individual becoming a director subsequent to such date whose election or nomination for election was supported by a majority of the directors who then comprised the Incumbent Directors shall be considered an Incumbent Director;

          (iii) all or substantially all of the assets or business of BKF are disposed of pursuant to a merger, consolidation, or other transaction (other than the asset distribution transactions contemplated in BKF's proxy statement dated July 22, 1999) unless (A) the shareholders of BKF immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned BKF's Voting Stock, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of BKF, or (B) a majority of the board of directors of the surviving corporation in such a transaction consists of Incumbent Directors or directors appointed by Levin Management Co., Inc. but excluding directors who were members of the other entity's board of directors;

          (iv) the Board adopts any plan of liquidation providing for the distribution of all or substantially all of BKF's assets; or

          (v) BKF combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of BKF immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for securities of such other company).

     (d) Definition of "Change in Control Price." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

     10.  GENERAL PROVISIONS.

     (a) Compliance with Legal and Other Requirements. BKF may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock is listed or quoted, or compliance with any other obligation of BKF as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

     (b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than BKF or a subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant to facilitate estate planning, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

     (c) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of
(i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof,
(iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting BKF, any subsidiary or any business unit, or the financial statements of BKF or any subsidiary or business unit, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of BKF, any subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

     (d) Taxes. BKF and/or any subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable BKF and/or any subsidiary and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

     (e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of shareholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of BKF's shareholders not later than the annual meeting next following such Board action if such shareholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to shareholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

     (f) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of BKF or a subsidiary, (ii) interfering in any way with the right of BKF or a subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a shareholder of BKF unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

     (g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of BKF; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet BKF's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the shareholders of BKF for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code
Section 162(m).

     (i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the Delaware General Corporation Law, without giving effect to principles of conflicts of laws, and applicable federal law.


     (k) Plan Effective Date and Shareholder Approval. The Plan (as amended and restated on March 28, 2001) has been adopted by the Board, subject to approval by the shareholders of BKF at its 2001 annual meeting. Unless earlier terminated by action of the Board in accordance with Section 10(e), the Plan shall remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan. The Plan may be submitted for re-approval by BKF shareholders from time to time in order to maintain an exemption for "performance-based compensation" for purposes of Code Section 162(m).

PROXY                                                                      PROXY


                            BKF CAPITAL GROUP, INC.

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

             FOR THE ANNUAL MEETING OF SHAREHOLDERS -- MAY 24, 2001

J. Barton Goodwin, John A. Levin and Burton G. Malkiel, or any of them, each with the power of substitution and revocation, are hereby authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the Common Stock of the undersigned at the annual meeting of shareholders of BKF Capital Group, Inc. to be held at the Waldorf-Astoria Hotel, 301 Park Avenue, New York, New York on Thursday, May 24 at 8:30 a.m., local time, and at any postponements or adjournments of that meeting, as set forth below, and in their discretion upon any other business that may properly come before the meeting.


                                          Please indicate change of address here
                                          and mark the box on the other side.


                                          --------------------------------------

All capitalized terms used in this        --------------------------------------
proxy shall have the same meanings
assigned to them in the Proxy Statement.  --------------------------------------


                 (Continued and to be signed on reverse side.)
--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -









                            YOUR VOTE IS IMPORTANT.

             PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                    USING THE ENCLOSED POSTMARKED ENVELOPE.

The Board of Directors recommends that you vote FOR the proposals below.

Please mark     /X/
your votes as
indicated in
this example

1. To elect three directors:

        FOR all nominees                     WITHHOLD
          listed below                      AUTHORITY
        (except as marked            to vote for all nominees
         to the contrary)                 listed below
              /  /                            /  /

Nominees: Anson M. Beard, Jr., Peter J. Solomon and Dean J. Takahashi

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

______________________________________________________________________________

                                                     FOR     AGAINST     ABSTAIN
2. To amend the Company's Restated Certificate of   /  /       /  /        /  /
   Incorporation to reduce the authorized shares of common stock of the Company from 80 million to 15 million shares;

3. To amend and restate the Company's 1998         /  /       /  /        /  /
   Incentive Compensation Plan;

4. To ratify the selection of Ernst & Young        /  /       /  /        /  /
   LLP as independent auditors for the Company;
   and

5. To transact such other business as may properly come before the meeting.



                             Check here if you plan to attend the meeting.  /  /

                                            Check here for address change.  /  /

                              Dated ______________________________________, 2001


                              __________________________________________________

                              Signature(s)

                              Please vote, sign, date and return this proxy card promptly using the enclosed envelope.

-------------------------------------------------------------------------------
                           -- FOLD AND DETACH HERE --